UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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NitroMed, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This filing consists of the following letter that is being mailed by NitroMed, Inc. (“NitroMed”) to certain of its stockholders of record as of December 11, 2008, which is the record date for its special meeting of stockholders to be held on January 14, 2009.

NITROMED, INC.

45 HAYDEN AVENUE, SUITE 3000

LEXINGTON, MA  02421

T. 781.266.4000

F. 781.274.8080

www.nitromed.com

IMPORTANT NOTICE

January 5, 2009

Dear Valued Stockholder,

We have recently sent you proxy materials in connection with the special meeting of stockholders of NitroMed, Inc. to be held on Wednesday, January 14, 2009. According to our latest records, we have not received your Proxy Vote for this meeting. At the special meeting, you will be asked to approve the sale of assets pursuant to the purchase and sale agreement which are described in detail in the proxy statement previously sent to you.

Your vote is very important.    If you fail to vote on the asset sale, the effect will be the same as a vote against the approval of the asset sale. The asset sale cannot be completed unless the asset sale is approved by the affirmative vote of the holders of a majority of the outstanding shares of NitroMed common stock entitled to vote.

Therefore, regardless of the number of shares you own, it is important that your vote is represented at meeting.  Your vote matters to us and we need your support.

Your Board of Directors unanimously recommends that shareholders vote FOR all proposals.

We strongly encourage you to vote your shares today FOR all proposals.

Voting is easy.  To ensure that your vote is recorded in time for the special shareholders meeting, please reference the telephone or Internet voting options on the enclosed form.

YOUR PARTICIPATION IS IMPORTANT - PLEASE VOTE TODAY!

If you have any questions relating to the special meeting or need assistance voting your shares, you may call our proxy solicitation agent, The Altman Group, at (800) 249-7120 (toll free).

Thank you in advance for your support.

The Board of Directors

NitroMed, Inc.

If you have already submitted the proxy form or otherwise voted, you need not take any action.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

NitroMed has filed with the SEC and mailed to its stockholders a definitive proxy statement in connection with the proposed sale of its BiDil® and BiDil XR™ drug business to JHP Pharmaceuticals, LLC.  The proxy statement contains important information about NitroMed, the proposed sale of the BiDil and BiDil XR drug business and related matters.  In addition, in connection with NitroMed’s proposed merger with Archemix Corp., NitroMed filed with the SEC a Registration Statement on Form S-4 containing a joint proxy statement/prospectus.  When the Registration Statement is declared effective by the SEC, the joint proxy statement/prospectus included therein will be mailed to stockholders of NitroMed and Archemix.  The joint proxy statement/prospectus will contain important information about NitroMed, Archemix, the transaction and related matters.  Investors and security holders of NitroMed and Archemix are urged to read carefully both the proxy statement relating to the proposed sale of the BiDil and BiDil XR drug business and the joint proxy statement/prospectus relating to the merger, when they are available.

Investors and security holders of NitroMed will be able to obtain free copies of the proxy statement for the proposed sale of the BiDil and BiDil XR drug business and the joint proxy statement/prospectus for the proposed merger (when it is available), and other documents filed with the SEC by NitroMed through the website maintained by the SEC at www.sec.gov.  In addition, investors and security holders of NitroMed will be able to obtain free copies of the proxy statement for the proposed sale of the BiDil and BiDil XR drug business and the joint proxy statement/prospectus for the proposed merger (when it is available) by contacting NitroMed, Inc., Attn: Secretary, 45 Hayden Avenue, Suite 3000, Lexington, MA 02421.  Investors and security holders of Archemix will be able to obtain free copies of the joint proxy statement/prospectus for the merger (when it is available) by contacting Archemix Corp., Attn: Secretary, 300 Third Street, Cambridge, MA 02142.

NitroMed, and its directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the purchase and sale agreement with JHP Pharmaceuticals relating to the sale of the BiDil and BiDil XR drug business, and NitroMed and Archemix, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement with Archemix.  Information regarding NitroMed’s directors and executive officers is contained in NitroMed’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and its proxy statement dated April 16, 2008, which are filed with the SEC, and in NitroMed’s definitive proxy statement relating to the proposed sale of the BiDil and BiDil XR drug business, which was filed with the SEC on December 15, 2008.  As of November 30, 2008, NitroMed’s directors and executive officers, and funds affiliated with such individuals, owned approximately 33% of NitroMed’s common stock.  A more complete description of the interests of NitroMed’s directors and officers is available in the definitive proxy statement relating to the sale of the BiDil and BiDil XR drug business.  In addition, information regarding Archemix’s directors and officers and a more complete description of the interests of NitroMed’s directors and officers will be available in the joint proxy statement/prospectus relating to the merger.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this document regarding the proposed sale of NitroMed’s BiDil and BiDil XR drug business to JHP Pharmaceuticals and the proposed merger between NitroMed and Archemix, and any other statement about NitroMed’s management team’s future expectations, beliefs, goals, plans or prospects, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995.  Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “could,” “anticipates,” “expects,” “estimates,” “plans,”

“should,” “target,” “will,” “would” and similar expressions) should also be considered to be forward-looking statements.  There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the risk that NitroMed is unable to complete the sale of its BiDil and BiDil XR drug business, which is a condition to the closing of the merger with Archemix; the risk that NitroMed and Archemix may not be able to complete the proposed merger; and other risks and uncertainties more fully described in NitroMed’s Annual Report on Form 10-K for the year ended December 31, 2007 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, each as filed with the SEC, as well as the other filings that NitroMed makes with the SEC.  Investors and stockholders are also urged to read carefully the risk factors set forth in the definitive proxy statement relating to the sale of the BiDil and BiDil XR business to JHP Pharmaceuticals and set forth in the Registration Statement and the joint proxy statement/prospectus relating to the proposed merger of NitroMed and Archemix (when it is available).

In addition, the statements in this document reflect NitroMed’s expectations and beliefs as of the date of this document.  NitroMed anticipates that subsequent events and developments will cause its expectations and beliefs to change.  However, while NitroMed may elect to update these forward-looking statements publicly at some point in the future, it specifically disclaims any obligation to do so, whether as a result of new information, future events or otherwise.  These forward-looking statements should not be relied upon as representing NitroMed’s views as of any date after the date of this document.